Cleco Corporation

34th Annual Howard Weil Energy Conference

March 22, 2006

Kathleen Nolen
Senior Vice President & CFO

Forward-Looking Statements

This presentation contains forward-looking statements about future results and circumstances with respect to which there are many risks and uncertainties. Although the company believes that expectations reflected in such forward-looking statements are based on reasonable assumptions, we can give no assurances that these expectations will prove to be correct or that other benefits anticipated in the forward-looking statements will be achieved. For a discussion of risk factors and other factors that may cause the company's actual results to differ materially from those contemplated in its forward-looking statements, please refer to the company's filings with the SEC.

Cleco At-A-Glance



★ Regulated

★ Unregulated

*Market data as of March 15, 2006

Two primary subsidiaries:
- Regulated electric utility
- Wholesale generation subsidiary

- Generating capacity
  - 1,360 MW regulated
  - 1,355 MW wholesale
- Utility Customers: 267,000

- Recent stock price: $21.77
- Market cap.: $1.09B
- Annualized dividend: $0.90
- Current yield: 4.2%

2005 Results


2005* vs. 2004
Earnings Per Share
$1.15
$1.08
$0.28
$0.37
-$0.01
-$0.13
$1.42
$1.32
Power
Midstream
Other
Consolidated
2005
2004

* 2005 results exclude $2.11 EPS from the sale of both Perryville and the related Mirant bankruptcy claims.


Dividend Payout
$1.50
$1.20
$0.90
$0.60
$0.30
$0.00
80%
70%
60%
50%
40%
30%
20%
10%
0%
2003*
2004
2005*
Earnings
Dividends
Cleco payout
EEI avg. payout**

* 2003 excludes Perryville impairment charge; 2005 excludes Perryville-related earnings. **Through 9/30/2005

- Completed sale of Perryville assets; $2.11 per share in earnings
- Regulatory approval for construction of $1 billion solid-fuel unit
- Top investor-owned utility in customer satisfaction
- Second national customer service award from national chains
- Named one of nation's Top 10 utilities for economic development

Katrina & Rita


KATRINA
08/29/2005 11:00 PM
58 MPH
RITA
9/24/2005 5:00 PM
45 MPH
KATRINA
08/29/2005 5:00 PM
75 MPH
RITA
9/24/2005 11:00 AM
75 MPH
1
KATRINA
08/29/2005 11:00 AM
127 MPH
3
RITA
9/24/2005 5:00 AM
121 MPH
3
RITA
9/23/2005 11:00 PM
121 MPH
3
KATRINA
08/29/2005 5:00 AM
150 MPH
4
RITA
9/23/2005 5:00 PM
127 MPH
3
Katrina
Rita

- Honored for storm restoration work
  - EEI Emergency Response Award
  - Louisiana State House of Representatives resolution
  - St. Tammany West Chamber of Commerce
- $161m estimated storm costs

Strategic Overview

- Grow regulated utility
  - Rodemacher project is cornerstone
    - Provide long-term, stable fuel pricing
    - Maintain and grow customer base
    - Supplements economic development efforts
    - Raise customer satisfaction levels to new highs
  - Improve customer service/reliability in cost-effective manner
- Maximize earnings and cash flow from wholesale generation assets
- Maintain investment-grade rating

Power Portfolio

- Rodemacher Unit 3
  - 600-MW solid-fuel unit
  - Estimated cost $1B
  - Target operation late 2009
    - Circulating fluidized-bed boilers (CFB)
    - Designed for fuel flexibility
      - Could burn petroleum coke, Powder River Basin coal, Louisiana lignite, other coals
      - Primary fuel being considered petroleum coke



- Two power-purchase contracts
  - 500-MW, four-year contract with Williams Power Co.
  - 200-MW, one-year contract with Calpine Energy Services (Contingencies in place in event CES does not perform under contract)
- Issued new RFP for 2007 to replace expiring one-year contract

Cleco Power Capacity

2005 Cleco Power Capacity Mix


Purchased Power
33%
Natural Gas & oil
43%
Coal & Lignite
24%

2010 Projected Capacity Mix


Natural Gas & oil
40%
Solid Fuel
49%
Purchased
Power 11%

Regulatory Accomplishments

- LPSC approved:
  - Cash collection equivalent to approximately 75% of AFUDC
  - Storm cost recovery
    - Interim plan to recover $161m over 10-year period through base rates
    - Will reassess costs in late 2006
    - Pursuing federal funding
    - Exploring securitization

Rate Plan


5
4
3
2
1

- LPSC staff proposal:
  - Rate plan to extend from October 2006 through COD of unit
  - Allows for 11.25% return
  - Return to customers:
    - **60% of earnings between 11.25% and 12.25%**
    - **100% above 12.25%**
- One year prior to COD of unit, file full rate case

Ongoing Growth Drivers


SAIDI
3.26
2.82
3.11
2.48
2.99
2.87
2002
2003
2004
2005
Actual


Very Satisfied Customers
Percentage
46%
61%
62%
62%
61%
46%
2004 LA. Avg
1Q05
2Q05
3Q05
4Q05
2005 LA. Avg

- Success in economic development, industrial marketing work
  - Adding estimated 55 MW of new load by 2007
- Honored in 2006 with customer service award by national chains
- Very satisfied customer ratings superior to average of Louisiana competitors

Acadia Issues

- Calpine and certain subs filed for Chapter 11 protection Dec. 20, 2005
- Calpine moved to reject Acadia tolling agreements
  - Issue currently pending
- Motion filed that could allow immediate marketing of unit capacity
- Preferred cash distribution will help enhance value of project

2006 Earnings Guidance

Earnings Per Share	2006 *
Cleco Power	$ 1.10 – $ 1.20
Cleco Midstream	0.10
Other	0.05
Total	**$ 1.25 – $ 1.35**

*Cleco Power target assumes normal weather, 2006 expenditures of about $200 million on Rodemacher 3, continuation of existing rate plan through 9/30/06, and adoption of LPSC staff-proposed rate plan thereafter. Midstream's contribution assumes continued performance of Evangeline tolling agreement, as well as assumptions about plant operations, market conditions, and earnings resulting from the drawing down of the $15 million letter of credit from Calpine.

Capital Structure

As of December 31, 2005


100%
80%
60%
40%
20%
0%
49%
51%
12%
43%
45%
Consolidated
Total
Evangeline Nonrecourse Debt
Recourse Debt
Equity

Total Annualized Returns

Company	1 yr.	3 yr.	5 yr.	10yr.
Cleco	7.25%	19.90%	(0.69%)	9.75%
Phil. Utility	18.14%	28.01%	5.65%	9.14%
S&P 500	4.91%	14.36%	3.50%	9.05%

*As of Dec. 31, 2005

Source: Bloomberg

Take Away Points

- Strategy focused on utility
- Historically stable regulatory environment
- Solid financial picture
- Proven leadership team
- Near-term challenges
  - Cleco Power CCN outcome/rate plan
  - Managing Acadia/Calpine issues

CLECO

ALL DAY, EVERY DAY